SEC File No.  0-22720

                           SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
    [   ] Preliminary Proxy Statement
    [ X ] Definitive Proxy Statement
    [   ] Definitive Additional Materials
    [   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             CYCLO3PSS CORPORATION
               (Name of Registrant as Specified In Its Charter)

                             CYCLO3PSS CORPORATION
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X]   No Fee Required
 [   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
 [   ] $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
 [   ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

          1)Title of each class of securities to which transaction applies:
                                       N/A

          2)Aggregate number of securities to which transaction applies:
                                       N/A

          3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                       N/A

          4) Proposed maximum aggregate value of transaction:
                                       N/A

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting free was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)Amount Previously Paid:
                                       N/A


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



          2)Form, Schedule or Registration Statement No.:
                                       N/A

          3)Filing Party:  N/A


===============================================================================

November 25, 1997

U.S. Securities and Exchange Commission
Washington, DC  20546

Re:     Cyclo3pss Corporation. (the "Company") 1997 Schedule 14A

To Whom It May Concern:

    Attached please find the Definitive Proxy Statement (Form 14A) for the Company in connection with its Annual Meeting of Shareholders.

     If you have any questions in connection with the foregoing, please contact A.O. "Bud" Headman, Jr. at 801-532-2666. Sincerely,

                                          COHNE, RAPPAPORT & SEGAL



                                          A. O. Headman, Jr.

                             CYCLO3PSS CORPORATION
                             3646 West 2100 South
                           Salt Lake City, UT  84120
                                 ------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 ------------

                          To Be Held January 13, 1998

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cyclo3pss Corporation, a Delaware corporation (the "Company"), to be voted at an Annual Meeting of Stockholders to be held January 13, 1998, and at any adjournment(s) thereof. The Annual Meeting of Stockholders (the "Meeting") will be held at the Company's offices located at 3646 West 2100 South, Salt Lake City, Utah 84120 at 10:30 a.m. local time. This Proxy Statement, the Notice of Annual Meeting of Stockholders and the Proxy were first given to the Company's stockholders on or about December 5, 1997.

    Matters to come before the Meeting are: (1) the election of five (5) directors to the Board of Directors to serve until the 1998 Annual Meeting of Stockholders and thereafter until their successors are elected and are qualified and (2) the ratification of the appointment of Ernst & Young, LLP as the Company's independent accountant for the fiscal year ending February 28, 1998, all as are more fully described herein.

                       RECORD DATE AND VOTING SECURITIES

    The securities of the Company entitled to vote at the Meeting consist of shares of the Company's common stock, $.001 par value. Only stockholders of record at the close of business on November 24, 1997, the record date for the Meeting, will be entitled to notice of and to vote at the Meeting. On the record date, the Company had outstanding 15,063,779 shares of common stock which were owned by approximately 392 Stockholders of record. See "Principal Stockholders and Security Ownership of Management" for information concerning beneficial ownership of the Company's common stock.

    Assuming a quorum is present, the five (5) nominees receiving the greatest number of votes cast by the holders of the common stock will be elected as directors. There will be no cumulative voting in the election of directors. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy is required for approval of Proposal 2.

    Abstentions are treated as present and entitled to vote at the Meeting. Therefore, abstentions will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote on a matter (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) is considered not entitled to vote on that matter and, thus, will not be counted in determining whether a quorum is present or whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

    All proxies received pursuant to this solicitation will be voted at the Meeting and at any adjournments thereof as indicated in the proxy. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed below and for Proposal 2.

                            REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly- executed proxy bearing a later date or by attending the meeting and voting in person.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information regarding shares of the Company's common stock owned beneficially as of November 24, 1997 by each director and nominee for director, each of the executive officers of the Company, all officers and directors as a group and each person known by the Company to beneficially own 5% or more of the outstanding shares of the Company's common stock. Except as may be indicated in the footnotes to the table, each of such persons has sole voting and investment power with respect to the shares beneficially owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date:

Name and Address of           Amount and Nature of          Percent of
Beneficial Owner               Beneficial Owners            Class Ownership

William R. Stoddard (1)(2)          874,431                   5.62 %
3646 West 2100 South
Salt Lake City, UT  84120

John R. Herzog(5)                  1,293,181                   8.12 %
5901 Rosebud Lane
Sacramento, CA  95841

Robert J. Wrigley(1)(4)              239,434                   1.58 %
4260 S. 500 West
Salt Lake City, UT  84123

J. Bruce Baily(1)( )                 118,402                    .78 %
40 Ina Court
Alamo, CA  94507

Steve Sarich, Jr.(1)(6)              648,655                   4.27 %
505 Madison Street
Suite 220
Seattle, WA  98104

Mondis A. Nkoy(1)(7)                   8,000                      *
3646 West 2100 South
Salt Lake City, UT  84120

John M. Williams (8)               1,300,188                   8.35 %
3646 West 2100 South
Salt Lake City, UT  84120

All Officers and Directors
as a Group (6 Persons) (9)         3,182,108                  19.91 %

            * Less than 0.1%

(1) These individuals are the directors and/or officers of the Company as of November 24, 1997.

(2) The 874,431 total includes 322,586 shares owned of record by Mr. Stoddard, 51,845 shares owned in brokerage accounts, and 500,000 shares which may be issued upon the exercise of options currently exercisable stock options (see "Executive Compensation.")

(3) The 1,293,181 total includes 1,173,181 shares owned of record by Mr. Herzog and 120,000 shares which may be issued upon the exercise of options currently exercisable stock options (see "Executive Compensation.")

(4) The 239,434 total includes 119,434 shares owned of record by Mr. Wrigley and 120,000 shares which may be issued upon the exercise of options currently exercisable stock options (see "Executive Compensation.")

(5) The 118,402 total includes 61,802 shares owned of record by Mr. Bailey, 1,600 shares owned in brokerage accounts and 55,000 shares which may be issued upon the exercise of options currently exercisable stock options (see "Executive Compensation.")

(6) The 648,655 total includes 528,655 shares owned of record by Mr. Sarich and 120,000 shares which may be issued upon the exercise of options currently exercisable stock options (see "Executive Compensation.")

(7) Ms. Nkoy is the Corporate Secretary and Controller and has a currently exercisable stock option for the 8,000 shares shown as beneficial ownership. She has also been granted options to purchase 15,000 additional shares which are not currently exercisable.

(8) The 1,300,188 total includes 498,640 shares owned of record by Mr. Williams, 301,548 shares owned in brokerage accounts, and 500,000 shares which may be issued upon the exercise of options currently exercisable stock options (see "Executive Compensation.")

(9) Consists of 2,259,108 shares beneficially owned by William R. Stoddard, John
R. Herzog, Robert J. Wrigley, J. Bruce Bailey ans Steve Sarich, Jr. Also includes 923,000 shares of Common Stock which may be acquired by such individuals, together with Mondis Nkoy upon the exercise of options which are exercisable within 60 days of November 24, 1997

                       PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

      The Board of Directors are elected annually by the stockholders of the Company. The Board of Directors of the Company appoints the Board of Directors of the Company's wholly-owned subsidiaries. It is proposed to elect five directors at this Meeting to hold office for a one-year term until the 1998 Annual Meeting of Stockholders and until their successors are duly elected and qualified. It is intended that the accompanying form of proxy will be voted for the nominees set forth below, each of whom is presently a director of the Company. If, in the Board of Directors' judgment, some unexpected occurrence should make necessary the substitution of some other person or persons for any of the nominees, shares will be voted for such other person or persons as the Board of Directors may select. The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a director. The following table sets forth certain information with respect to the nominees.

            Name              Age                Director Since

      William R. Stoddard     46                        1990
      Robert J. Wrigley       49                        1991
      Steve Sarich, Jr.       77                        1993
      J. Bruce Bailey         63                        1993
      John Herzog             52                        1991*

      * Mr. Herzog has been a director of the Company since 1991 except for a five month period during 1996.

     William R. Stoddard. Mr. Stoddard has been an officer and director of the Company since 1990. From 1986 to 1989, Mr. Stoddard was the Chief Financial Officer of Medivest, Inc. and its subsidiaries. From 1988 to 1990, he was Chief Financial Officer of Medivest Aviation Group, Inc.

     Robert J. Wrigley. Mr. Wrigley has been a director of the Company since 1991. Mr. Wrigley has been president of Mountain States Medical, Inc. since 1981. Prior to 1983, he was employed by Auto Suture Co., a division of U.S. Surgical Corp. Mr. Wrigley earned his Bachelor's Degree in Behavioral Science from the University of Utah.

     Steve Sarich, Jr. Mr. Sarich has been a director of the Company since July 1993. Mr. Sarich is, and has been for the last 15 years, president of 321 Investment Co. Mr. Sarich is a director of Wall Data,, Flo Scan Instrument and C.S.S. Management Co.

     J. Bruce Baily. Mr. Baily has been a director of the Company since January 1993. Mr. Baily has been employed as a product specialist for surgical processing systems in the V. Mueller Division of Baxter Healthcare Corporation since 1991. From 1987 to 1991, he was the international marketing director of Genesis Medical Corporation, a manufacturer and distributor of sterilization tray and container systems.

     John R. Herzog. Mr. Herzog was a director of the Company from 1991 until May, 1996 when he resigned. He was re-appointed as a director at the annual meeting of directors in October, 1996. From 1980 to the present he has been the president and owner of Herzog Surgical, Inc., a surgical products distribution company headquartered in Sacramento, California. From 1984 to 1991 he was chairman and CEO of Genesis Medical Corporation.

Committees and Meetings

      The Board of Directors held eight (8) meetings during the last fiscal year. The number of meetings attended by each director is as follows: John M. Williams * - 8; William R. Stoddard- 8; Robert J. Wrigley - 7; Steve Sarich, Jr.
- 8; J. Bruce Baily - 8; and John Herzog - 5.

      * Mr. Williams resigned as a director effective October 31, 1997 due to health and other personal reasons and will not be a nominee for director at the Annual Meeting of Stockholders.

                            EXECUTIVE COMPENSATION

      The following table sets forth certain information concerning compensation for services rendered for the past three fiscal years to the Company's Chief Executive Officer and to the Company's most highly compensated executive officers other than the CEO, whose annual salary and bonus exceeded $100,000:

                                         Annual Compensation     Long-Term Compensation
                                        --------------------------------------------------
                                                                    Awards                     Payouts

                                                     Other         Options/                LTIP
Name and Position      Year     Salary    Bonus   Compensation   Stock Awards    SAR'(#)  Payouts   Other Comp
                    ended 2/28


John M. Williams       1997    $96,000     -0-        -0-         100,000(1)     -0-        -0-        -0-
Chairman/CEO           1996    $96,000     -0-        -0-           -0-          -0-        -0-        -0-
                       1995    $96,000     -0-        -0-           -0-          -0-        -0-        -0-


William R. Stoddard    1997    $96,000     -0-        -0-         100,000(1)     -0-        -0-        -0-
President              1996    $96,000     -0-        -0-           -0-          -0-        -0-        -0-
                       1995    $96,000     -0-        -0-           -0-          -0-        -0-        -0-

                             (1) Options to acquire shares of common stock.



Stock Options Granted in Last Fiscal Year

      The following table sets forth grants of stock options to persons named in the Summary Compensation Table:


                             Number of Securities           % of Total options/SAR
                           underlying Options/SARs           Granted to employees      Exercise or
Name                              Granted (#)                   In fiscal year         Base price         Expiration Date
---------               --------------------------          -----------------------    ------------       ---------------


John M. Williams                   100,000                           43.1%               $1.07               8/31/2002
William R. Stoddard                100,000                           43.1%               $1.07               8/31/2002



Aggregate Option Exercises and Number/Value of Unexercised Options

      The following table provides information concerning the exercise of options during the last fiscal year by persons named in the Summary Compensation Table, the number of unexercised options held by such persons at the end of the last fiscal year, and the value of such unexercised options as of such date:


                                                                     Name of                   Value of Unexercised
                    Shares Acquired           Value             Unexercised Options             In-the-Money Options
Name                on Exercise (#)        Realized ($)           at 2/29/97 (#)                  at 2/29/97 ($)(1)
------------        ----------------       ------------     --------------------------          ---------------------
                                                            Exercisable   Unexercisable       Exercisable   Unexercisable

John M. Williams         -0-                   -0-            300,000       100,000              $ -0-         $2,000
William R. Stoddard      -0-                   -0-            300,000       100,000              $ -0-         $2,000





1 An "In-the-Money" stock option is an option for which the market price of the Company's common stock underlying the option on February 29, 1997 exceeded the option exercise price. The value shown is calculated by multiplying the number of unexercised options by the difference between (i) the closing price for the common stock on NASDAQ Small Cap Market on February 29, 1997 ($1.09) and (ii) the exercise price of the stock options ($1.85 for the 300,000 exercisable options granted under the original grant and $1.07 for the 100,000 unexercisable options granted under the extensions).

Compensation of Directors

      The Company's non-employee directors are paid $250 for each Board of Directors meeting attended. On August 26, 1993, the Company's Board of Directors approved a Non-Employee Director's Stock Option Plan which provides for the issuance of a maximum of 75,000 shares of the Company's common stock pursuant to the exercise of options granted under the Plan. The Plan provides that each non-employee director will be issued an option to purchase 5,000 shares of the Company's common stock on the date of the Company's Annual Meeting of Stockholders, commencing in 1994. After an option is granted, it will be exercisable for a period of five years. The Options granted under this plan are exercisable at $1.85 per share. This Non-Employee Director's Stock Option Plan was approved by the Company's stockholders at the Annual Meeting of Stockholders held December 10, 1993.

      Effective September 1, 1996, the Company's Board of Directors approved an additional 25,000 options to be granted, 5,000 shares each to Non-Employee Directors on the date of the Company's Annual Meeting of Stockholders in 1997. After these options are granted, they will be exercisable for a period of five years. The Options granted under this additional plan are exercisable at $1.07 per share, which is deemed to have been the fair market value of the Company's common stock on September 1, 1996, the date the plan was approved and enacted. (See "Proposal 2.")

Stock Incentive Plan

      On December 21, 1992, the Company's Board of Directors approved a Stock Incentive Plan (the "Plan") which provides for the issuance of a maximum of 270,000 shares of the Company's common stock pursuant to the exercise of options granted under the Plan. Options granted under the Plan are intended to comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). On May 9, 1994, the Plan was amended by the Board of Directors. Such amendments did not increase the number of options which may be issued, change the persons who may be granted options, or in any way materially affect the Plan. The Plan is administered by the Board of Directors or a committee of the Board which selects the persons to whom options are granted and the terms of the options. The Plan provides that the option price may not be less than 100% of the fair market price on the date the option is granted and that no option may be exercisable for longer than 10 years. The Plan was approved by the Company's stockholders at the Annual Meeting of Stockholders held December 10, 1993. Options under the Plan may be granted to directors and key employees of the Company. To date, one officer has been granted options under the Plan. This employee was not an officer in November, 1993 at the time that the options were granted. The shares of common stock underlying the options granted under the Plan were registered by the Company with the filing of Form S-8 dated August 31, 1994, which is incorporated herein by reference.

      Options Granted under the Plan. As of November 24, 1997, the following options have been granted under the Plan:

            On March 1, 1993, options to purchase an aggregate of 18,000 shares were granted to three employees of the Company, none of whom were officers or directors at the time of the grant. Such options are exercisable at $1.75 per share for a period of 7 years commencing one year from the date such options were granted and subject to certain provisions of the Plan. As of November 24, 1997, 14,000 of these options have been exercised and 4,000 were still outstanding.

            On November 11, 1993, options to purchase a total of 49,000 shares were granted to 11 employees of the Company, none of whom were officers or directors of the Company at the time of the grant. Such options are exercisable at $1.85 per share. Subsequently, 11,000 of these options canceled pursuant to the terms of the Plan when the optionee's' employment with the Company terminated. As of November 24, 1997, 13,000 of these options have been exercised and 25,000 were still outstanding.

            On June 8, 1994, options to purchase a total of 20,000 shares were granted to two employees of the Company, neither of whom were officers or directors of the Company at the time of the grant. Both such options are exercisable at $6.03 per share. Subsequently, 10,000 of these options canceled pursuant to the terms of the Plan when one of the optionee's employment with the Company terminated. As of November 24, 1997, 10,000 of these options were still outstanding.

            On July 12, 1994, options to purchase a total of 90,000 shares were granted to four employees of CyclO3PSS Textile Systems, Inc., a wholly-owned subsidiary of the Company. None of these optionees were officers or directors of the Company at the time of the grant. All such options are exercisable at $6.03 per share. Subsequently, 69,000 of these options were canceled pursuant to the terms of the Plan when three of the optionees' employment with the Company terminated. As of November 24, 1997, 21,000 of these options were still outstanding.

            On September 15, 1994, options to purchase a total of 45,000 shares were granted to three employees of CyclO3PSS BioChemical Corporation, a wholly-owned subsidiary of the Company, none of whom were officers or directors of the Company at the time of the grant. These options are exercisable at $6.03 per share. Subsequently, 21,000 of these options were canceled pursuant to the terms of the Plan when one of the optionee's employment with the Company terminated. As of November 24, 1997, 24,000 of these options were still outstanding.

            On January 1, 1995, options to purchase a total of 45,000 shares were granted to ten employees of the Company, none of whom were officers or directors of the Company at the time of the grant. All such options are exercisable at $5.44 per share. Subsequently, 24,000 of these options were canceled pursuant to the terms of the Plan when five (5)of the optionees' employment with the Company terminated. As of November 24, 1997, 21,000 of these options were still outstanding.

            On February 29, 1996, options to purchase a total of 44,500 shares were granted to 12 employees of the Company, none of whom were officers or directors at the time of the grant. All such options are exercisable at $5.44 per share. Subsequently, 24,500 of these options were canceled pursuant to the terms of the Plan when the employment of 7 (seven) of the optionees' with the Company terminated. As of November 24, 1997, 20,000 of these options were still outstanding.

            On September 15, 1996, options to purchase a total of 7,000 shares were granted to two employees of the Company, neither of whom were officers or directors at the time of the grant. These options are exercisable at $0.9375 per share. As of November 24, 1997, all 7,000 of these options were still outstanding.

            On March 16, 1997, options to purchase a total of 10,000 shares were granted to an employee of the Company who was not an officer or director at the time of the grant. These options are exercisable at $1.26 per share and are still outstanding as of November 24, 1997.

            On March 25, 1997, options to purchase a total of 6,000 shares were granted to an employee of the Company who was not an officer or director at the time of the grant. These options are exercisable at $1.25 per share and are still outstanding as of November 24, 1997.

            On June 5, 1997, options to purchase a total of 15,000 shares were granted to an employee of the Company who was not an officer or director at the time of the grant. These options are exercisable at $.9375 per share and are still outstanding as of November 24, 1997.


              PROPOSAL 2:  RATIFICATION OF SELECTION OF AUDITORS

      The accounting firm of Ernst & Young, LLP audited the Company's financial statements for the year ended February 28, 1997. The Board of Directors desires to continue the services of Ernst & Young, LLP for the year ending February 28, 1998. The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Meeting is required to ratify the selection of Ernst & Young, LLP as the Company's independent certified public accountant.

Recommendation of Board of Directors

      The Board of Directors recommends a vote FOR the proposal to ratify the selection of Ernst & Young, LLP as the Company's independent certified public accountant for the year ending February 28, 1998.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16 of the Exchange Act requires the filing of reports for sales of the Company's common stock made by officers, directors, and 10% or greater shareholders. A Form 4 must be filed within 10 days after the end of the calendar month in which a sale or purchase occurred. Based upon review of Forms 4 filed with the Company, the following disclosure is required in this Proxy
Statement:

      The only transaction during the fiscal year of which the Company is aware wherein securities of the Company were purchased or sold by persons subject to
Section 16(a) was a single transaction on October 4, 1996 wherein John M. Williams (Chairman, Director and CEO) exercised an option to purchase shares from Robert J. Wrigley (Director) pursuant to an option entered into on October 4, 1991. Forms 4 were filed by these individuals. However, this transaction was not subject to Rule 16 because the option was granted more than two years prior to the Company becoming a "reporting company".

                       RIGHTS OF DISSENTING SHAREHOLDERS

      The matters to be considered and acted upon at the Meeting do not create any dissenting shareholders rights under Delaware corporation law.

                             STOCKHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 1998 Annual Meeting must be received by the Company by August 7, 1998 to be considered for inclusion in the proxy statement and form of proxy relating to the 1998 Meeting.


                                 ANNUAL REPORT

      The Company's Annual Report for the year ended February 28, 1997, is being mailed to stockholders with this Proxy Statement.

                                    GENERAL

      Management of the Company does not know of any matters other than the foregoing that will be presented for consideration at the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

      The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their proposals and obtaining their proxies. A professional proxy solicitor will not be engaged.

      Whether or not you expect to be present at the meeting, please sign the accompanying form of proxy and return it promptly in the enclosed envelope.

                                    By Order of the Board of Directors


                                     /s/ William R. Stoddard
                                    William R. Stoddard
                                    Chief Executive Officer

 December 5, 1997

                                     PROXY
                             CYCLO3PSS CORPORATION
                        ANNUAL MEETING OF STOCKHOLDERS

                               January 13, 1998

                     THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS

      The undersigned hereby appoints William R. Stoddard, CEO and director of Cyclo3pss Corporation, or any member of the Board of Directors with power of substitution, to represent and vote on behalf of the undersigned, all shares of common stock of Cyclo3pss Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on January 13, 1998, at 10:30 a.m., and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the Proxy Statement for the meeting, receipt of which is hereby acknowledged.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) and (2).



1.     ELECTION OF DIRECTORS    FOR all nominees listed below         NO AUTHORITY
                                (except as marked to the              to vote for all nominees listed
                                 contrary below) ____                 below ____



     William R. Stoddard,  Robert J. Wrigley, Steve Sarich, Jr., John Herzog and
J. Bruce Baily.


INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.

-----------------------------------------.

2. Approval of Auditors. Proposal to approve the appointment of Ernst & Young, LLP as the independent public accountant of the Company.

                                           For ____    Against ____Abstain ____


      IN THEIR DISCRETION, Proxy holders are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS SET FORTH ABOVE.


      Please sign exactly as the name appears on your stock certificate. When shares are held by joint tenants, both should sign. Please return this Proxy in the enclosed envelope.


Dated:____________________                   __________________________________
                                             Signature


__________________________                   __________________________________
Number of shares owned                       Please print name clearly

                             CYCLO3PSS CORPORATION
                             3646 West 2100 South
                           Salt Lake City, UT  84120

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held January 13, 1998


TO THE STOCKHOLDERS OF CYCLO3PSS CORPORATION

      The Annual  Meeting of the  Stockholders  of  Cyclo3pss  Corporation  (the
"Company"), will be held at the Company's offices located at 3646 West 2100 South, Salt Lake City, UT 84120 on January 13, 1998, at 10:30 a.m. local time, for the following purposes:

      1. To elect five (5) directors to serve until the 1998 Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified.

      2. To ratify the selection of Ernst & Young, LLP as the Company's independent accountant for the fiscal year ending February 28, 1998.

      3. To transact such other business as may come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on November 24, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Consequently, only holders of common stock of record on the transfer books of the Company at the close of business on November 24, 1997 will be entitled to notice of and to vote at the meeting.

                                    By Order of the Board of Directors
                                    of Cyclo3pss Corporation


                                    William R. Stoddard
                                    Chief Executive Officer


Salt Lake City, Utah
Dated: December 5, 1997


     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.
------------------------------------------------------------------------------


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